UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 11, 2012

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT 06890

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (203) 259-7843

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01        Other Events

On April 11, 2012, Sturm, Ruger & Company, Inc. (the “Company”) issued a press release announcing that it has completed the fourth and final quarter of its “1.2 Million Gun Challenge to Benefit the NRA.” During the quarter ended March 31, 2012, Ruger sold 382,500 firearms. During the year-long challenge, Ruger donated a total of $1,254,000 to the NRA. A copy of the press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

Exhibit No.     Description

99.1

Press release of Sturm, Ruger & Company, Inc. dated April 11, 2012, announcing the completion of the fourth and final quarter of its “1.2 Million Gun Challenge to Benefit the NRA.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By: /S/ THOMAS A. DINEEN

Name: Thomas A. Dineen

Title:   Principal Financial Officer,

Principal Accounting Officer

Treasurer and Chief Financial

Officer

Dated: April 11, 2012